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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 March 20, 2000
                   (Date of Report - earliest event reported)


                           DURA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                  000-19809              95-3645543
    (State or other jurisdiction       (Commission          (I.R.S. Employer
          of incorporation)           File Number)         Identification No.)


        7475 LUSK BOULEVARD,                                      92121
        SAN DIEGO, CALIFORNIA                                  (Zip Code)
(Address of principal executive offices)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (858) 457-2553


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Item 5   Other Events.

         On March 20, 2000, we entered into an Agreement and Plan of Merger with Starfish Acquisition Corp., Inc., our wholly-owned subsidiary, and Spiros Development Corporation II, Inc.

         Upon the terms and subject to the conditions in the merger agreement, Starfish will be merged with and into Spiros and Spiros will survive the merger as our subsidiary.

         Upon completion of the merger, each share of Spiros callable common stock which is issued and outstanding immediately prior to completion the merger (other than shares held by Spiros as treasury stock, owned by us or any of our subsidiaries, or held by Spiros' stockholders who have perfected and not lost their right to appraisal under Delaware law) will be converted into the right to receive $13.25 in cash and one five-year warrant to purchase a fraction of a share of our common stock. The exact fraction of a share of our common stock purchasable under the warrant will be determined based on the average closing price of our common stock for the ten trading days prior to Spiros' stockholder vote on the merger.

         Also on March 20, 2000, as an inducement to our execution of the merger agreement, several of Spiros' stockholders who own an aggregate of 1,374,400 shares of Spiros common stock agreed to vote (or consent with regard to) all 1,374,400 shares of Spiros common stock in favor of the merger.

         The transaction, which is expected to close in the second quarter of 2000, has been approved by our board of directors and a special committee of Spiros' board of directors and is subject to, among other things, the adoption of the merger agreement by Spiros' stockholders, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the effectiveness of a registration statement covering our issuance of the warrants in the merger.

         The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement and voting agreement filed with the Form 8-K filed by Spiros on March 21, 2000 as Exhibits 2.1 and 10.1, respectively, which we incorporate herein by reference.

         On March 21, 2000, we issued a joint press release with Spiros which we filed as an exhibit to this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         C. Exhibits

          2.1 Agreement and Plan of Merger, dated March 20, 2000, among Dura, Starfish and Spiros. (1)

          10.1 Voting Agreement, dated as of March 20, 2000, by and among Farallon Capital Partners, L.P., a California limited partnership, Farallon Capital Institutional Partners, L.P., a California limited partnership, Farallon Capital Institutional Partners II, L.P., a California limited partnership, Farallon Capital Institutional Partners III, L.P., a Delaware limited partnership, Tinicum Partners, L.P., a New York limited partnership, and Farallon Capital Management, L.L.C. on behalf of certain managed accounts, Dura, Starfish and Spiros. (1)

          99.1 Joint Press Release issued by Dura and Spiros on March 20, 2000 (announcing execution of the merger agreement).

(1) -- Incorporated herein by reference to the Form 8-K filed by Spiros on March 21, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DURA PHARMACEUTICALS, INC.

Date: March 21, 2000                    /s/ Mitchell R. Woodbury
                                        --------------------------------------
                                        Sr. Vice President and General Counsel


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